Exhibit 10.24.2

JOINDER IN

UNSECURED TERM LOAN AGREEMENT

     THIS JOINDER IN UNSECURED TERM LOAN AGREEMENT (this "Joinder") is made and entered into as of the _30th__ day of _April_, 2008, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Delaware (the "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a corporation organized under the laws of the State of Delaware (the "Parent"), RAYMOND JAMES BANK, FSB ("New Lender"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as contractual representative of the Lenders (in such capacity, the "Agent").

W I T N E S S E T H:

     WHEREAS, Borrower, Parent, Agent and the Lenders party thereto ("Original Lenders"; Original Lenders and New Lender hereinafter referred to individually as a "Lender" and collectively as the "Lenders") entered into that certain Unsecured Term Loan Agreement dated as of April 22, 2008 (the "Loan Agreement"), pursuant to which the Original Lenders agreed to extend to Borrower an unsecured term loan (the "Loan") in the aggregate principal amount of up to One Hundred Sixty-Five Million Dollars ($165,000,000.00) at any one time outstanding; and

     WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower, Parent, Agent and New Lender desire to add New Lender as a party thereto and to increase the aggregate principal amount of the Loan to up to One Hundred Eighty-Five Million Dollars ($185,000,000.00) at any one time outstanding.

     NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, Borrower, Parent, Agent and New Lender do hereby covenant and agree as follows:

      1.      Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

      2.      Increase in Commitments. Pursuant to and in accordance with Paragraph 2.12 of the Loan Agreement, New Lender is hereby made a party to the Loan Agreement, with a Commitment Amount of $20,000,000.00. Concurrently with its execution hereof, Borrower shall execute a Promissory Note in favor of New Lender in an amount equal to New Lender's Commitment Amount.

      3.     Conditions Precedent. Subject to the other terms and conditions hereof, this Joinder shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

          (a)     counterparts of this Joinder duly executed and delivered by Borrower, Parent, Agent and New Lender;

          (b)     a Promissory Note ("New Note") executed by the Borrower, payable to New Lender, in the face amount of New Lender's Commitment Amount, as provided for in this Joinder;

          (c)     an Acknowledgement and Consent of Guarantor executed by the Parent (the "Guarantor Consent"), consenting to this Joinder and the transactions contemplated hereby;

          (d)     the opinions of Borrower's in-house counsel, addressed to Agent and New Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Joinder as Agent may reasonably request; and

          (e)     payment to Agent, for the benefit of New Lender, of all loan fees due in connection with this Joinder and the increase in the amount of the Commitments.

     Upon fulfillment of the foregoing conditions precedent, this Joinder shall become effective as of the date hereof.

      4.      Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the New Lender that:

          (a)     all of Borrower's representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Joinder;

          (b)     no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

          (c)     Borrower and Parent have the power and authority to enter into this Joinder and to perform all of its obligations hereunder;

          (d)     the execution, delivery and performance of this Joinder by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

          (e)     the execution and delivery of this Joinder and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties;

          (f)     this Joinder, the New Note, the Guarantor Consent, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought; and

          (g)     Borrower warrants and represents that Schedule 6.1(f) attached to the Loan Agreement is true, accurate and complete as of the date hereof.

      5.      Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Joinder, the Guarantor Consent, and the New Note.

      6.      Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Loan Agreement (subject to any applicable cure period set forth in the Loan Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Loan Agreement, any other documents executed in connection therewith and applicable law.

      7.      References. All references in the Loan Agreement and the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as affected hereby and as the same may hereafter be amended from time to time.

      8.      Limitation of Agreement. Except as especially set forth herein, this Joinder shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     9.     Counterparts. To facilitate execution, this Joinder may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

      10.      Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the transactions contemplated herein.

      11.      Successors and Assigns. This Joinder shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

      12.      Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have caused this Joinder in Unsecured Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

Borrower:

CBL & Associates Limited Partnership

By:     CBL Holdings I, Inc., its sole general partner

By:      /s/ John N. Foy

      Name:      John N. Foy

Title:      Vice Chairman of the Board and Chief Financial Officer

PARENT:

CBL & Associates Properties, Inc., solely for the limited purposes set forth in Section 12.19 of the Loan Agreement.

By:      /s/ John N. Foy

Name:      John N. Foy

Title:      Vice Chairman of the Board and Chief Financial Officer

[Signatures Continued on Following Page]
[Signature Page to Joinder in Unsecured Term Loan Agreement]

Wells Fargo Bank, National Association, as Agent

By:     /s/ Kerry Richards
Name:      Kerry Richards
Title:      Vice President

Commitment Amount:

$50,000,000.00

Lending Office (all Types of Advances) and
Address for Notices:

2859 Paces Ferry Road, Suite 1200
Atlanta, GA 30339
Attn: Loan Administration Manager
Telecopier: (770) 435-2262
Telephone: (770) 435-3800

[Signatures Continued on Following Page]

[Signature Page to Joinder in Unsecured Term Loan Agreement]

RAYMOND JAMES BANK, FSB,
as a Lender

By:     /s/ James M. Armstrong
Name:      James M. Armstrong
Title:      Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and
Address for Notices:

710 Carillon Parkway
St. Petersburg, Florida 33716
Attn: Loan Ops/CML

Telecopier: (727) 567-8519

Telephone: (727) 567-1815